Exhibit 99.1

NN, Inc. Acquisition of Autocam Corporation

Cautionary Note Regarding Forward-Looking Statements

All statements in these slides, other than statements of historical fact, are “forward-looking statements” that are made pursuant to the safe harbor provisions of the Private

Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which NN and Autocam operate and beliefs of and assumptions made by NN management, involve uncertainties that could significantly affect the financial results of NN or the combined company. Such forward-looking statements include, but are not limited to, statements about the benefits of the transaction involving NN and Autocam, including future financial and operating results and the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future—including statements relating to creating value for stockholders, benefits of the transaction to customers and employees of the combined company, integrating our companies, cost savings, synergies, earnings per share, and the expected timetable for completing the proposed transaction—are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation:

risks associated with the ability to consummate the merger and the timing of the closing of the merger; the failure to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the merger; the interest rate on any borrowings incurred in connection with the transaction; the impact of the indebtedness incurred to finance the transaction; the ability to successfully integrate our operations and employees; the ability to realize anticipated benefits and synergies of the transaction; the potential impact of announcement of the transaction or consummation of the transaction on relationships, including with employees, customers and competitors; the outcome of any legal proceedings that have been or may be instituted against NN following announcement of the transaction; the ability to retain key personnel; the amount of the costs, fees, expenses and charges related to the merger and the actual terms of the financings that will be obtained for the merger; and changes in financial markets, interest rates and foreign currency exchange rates.

Additional factors that could cause actual results to differ materially from the forward-looking statements included in this presentation include those additional risks and factors discussed in NN’s periodic reports filed with the SEC. NN does not intend, and undertakes no obligation, to update any forward-looking statement.

Overview of Autocam

Autocam is a global leader in engineering, manufacturing and assembly of extremely close tolerance, highly complex, system critical components for the global automotive markets

The company has four product segments:

Fuel Systems (“FS”) Powertrain (“PT”) Power Steering (“PS”) Electric Motors (“EM”)

Established in 1988, Autocam employs over 2,100 employees, operates 15 manufacturing facilities in the U.S., Europe, South America and Asia, and expects to generate revenues of ~$250 million in 2014; this amount does not include approximately $42 million of expected sales from 49% owned Chinese joint venture that is accounted for under the equity method

Autocam has developed significant competitive advantages; technical capabilities, processes and systems, skilled program management and product launch capabilities

FY 2013 End Markets

100%

Precision

Metal

Components

FY 2013 Geography

Europe

South America

North America

Asia

16%

58%

19%

7%

As a global leader, Autocam is well-positioned to benefit from many positive fundamentals in the industry

Strategic Rationale

Builds out NN’s Precision Metal Components (PMC) platform to one of the top 3 companies in the world

Establishes global presence in PMC with well established, profitable operations in Europe, Brazil and

China; Avoids high start-up greenfield costs and start-up losses

Adds high-growth product platforms (gasoline direct injection, variable valve timing, electric power steering, multi-speed transmissions) Strong book of business in China Proven, profitable company – no turnaround Significant synergy opportunities Accretive in first full year

Significantly increases NN’s size and market presence Deepens NN’s management talent pool and workforce

Combined Global Footprint



Marshall Plant 2
Kentwood Plant 1
Marshall Plant 1
Kentwood Plant 2
Dowagiac Plant
V-S Products Division
Whirlaway Products Division
NN Advanced Rubber Products Division
NN Precision Plastic Products Division
NN, Inc.
V-S Products Division
US Ball & Roller Division
US Ball & Roller Division
NN Netherlands
Autocam France
Autocam Poland
NN Slovakia
NN Bosnia
NN Italy
Autocam (China) Automotive Components Co., Ltd.
NN Asia
Wuxi Weifu Autocam Precision
Sao Joao Boa Vista Plants 1 and 2
Campinas Local Corporate Office
Boituva Plant

Acquisition establishes global presence in Precision Metal Components with well established, profitable operations in North America, Europe, Brazil and China that complement NN's global bearing business

5

NN and Autocam Combination Overview

End Product

Use

Engine Components Fuel Systems

Cooling System Fans Driveline

Transmission

Fuel Systems Power Steering

Electric Motors Powertrain Engine Components Steering

Fuel Systems Transmission Product Mix Geography Plastic & Rubber Components Precision Metal

Components Metal Bearing Components 21% 9% 70% South America 3% Asia 10% 40% 47%

North America

Europe

Precision Metal

Components

100%

Asia

Europe

South America

16%

19%

58%

7%

North America

Plastic & Rubber Components

Metal Bearing Components

Precision Metal

Components

43%

52%

6%

South America

Asia 7%

10%

North 50% America

31%

Europe

Improved balance among geographic focus and product mix

NN and Autocam Combination Overview

Nexteer

Timken Brose

Hitachi TRW

Iljin Cummins

2% 1%

GKN 3% Continental 3%

3% HILITE 3%

3% 3%

4% Bosch

HILITE 3%

6% Denso Emerson

3% 19% SKF

SKF (Copeland)

4% 22%

Emerson 6% 36%

(Copeland) Delphi 7% Schaeffler/

4%

7% 6% INA/FAG

Schaeffler/ 11% 4%

INA/FAG TRW

ZF

7% 7%

7% 8% Fiat 4% 8%

ZF GM 5%

NTN/SNR Cummins NTN/SNR Bosch

Fiat

Consumer Other

Heavy Truck

Aerospace Medical Commercial Other 3% 2%

<1% <1% Consumer-Other 7%

Vehicles

4%

HVAC 5% 4% 9%

Heavy Truck 5%

General Industrial 15%

General 25%

Industrial 60%

Light Auto 70%

Vehicles

87%

Passenger

Vehicles

Top Ten Customers

End Markets

Diversified customer base with enhanced end market focus

Synergies and Post-Transaction

Creates a powerful global leader in Precision Metal Components and improves NN’s business mix

Post-Transaction, NN will be a top 3 global manufacturer of Metal Bearing and Precision Metal Components

$15-$20M of identified synergies

Establishes a global presence in Precision Metal Components with healthy, well established operations in Brazil, China and Europe

Enhances high-growth product platforms

Common goal to provide exceptional products, solutions and service to customers more efficiently across multiple regions

Leverage procurement spend of combined company

Transaction Overview

Combined Company

Consideration

Financing

Financial Benefits

Timing

2015 Revenue of approximately $725 million* 2015 EBITDA of $125—$135 million* 2015 Positive Free Cash Flow of $35 million*

$300 million purchase price $275 million in cash and assumed debt; the remainder in NN Common shares to majority owner, John Kennedy

$350 million Term Loan B underwritten by BofAML and Keybank NA $100 million ABL Revolver underwritten by Keybank NA and BofAML

Immediately accretive to earnings and cash flow Synergies of $15-20 million or more expected

Merger Agreement signed July 18, 2014

Closing expected post-HSR by end of third quarter 2014

* Includes all completed acquisitions, estimated continued European recovery, organic growth and adjacent market growth per NN’s long-range strategic plan. EBITDA estimate assumes full realization of synergies and full integration of new operations.

Autocam Recent Historical Data*

Summary Unaudited Financial Data ($ in millions)	Years Ending 12/31 2012	Years Ending 12/31 2013	Q2 13 6/30/2013	Q3 13 9/30/2013	Q4 13 12/31/2013	Q1 14 3/31/2014	Q2 14 6/30/2014	LTM 3/31/2014	LTM 6/30/2014
Net sales	$ 181.6	$ 233.5	$ 59.7	$ 59.7	$ 59.1	$ 64.3	$ 65.4	$ 242.8	$ 248.5
Cost of products sold (exclusive of depreciation shown separately below)	$ 150.3	$ 187.4	$ 47.9	$ 47.8	$ 45.9	$ 50.9	$ 50.6	$ 192.5	$ 195.2
Selling, general and administrative	$ 12.1	$ 13.6	$ 3.4	$ 3.2	$ 3.4	$ 3.5	$ 3.7	$ 13.5	$ 13.8
Depreciation and amortization	$ 13.6	$ 16.6	$ 4.0	$ 4.2	$ 4.5	$ 4.9	$ 5.0	$ 17.6	$ 18.6
Income from operations	$ 5.6	$ 15.9	$ 4.4	$ 4.5	$ 5.3	$ 5.0	$ 6.1	$ 19.2	$ 20.9
Interest expense	$ 2.0	$ 2.7	$ 0.7	$ 0.7	$ 0.7	$ 0.7	$ 0.7	$ 2.8	$ 2.8
Other expense	$ 0.3	$ 0.6	$ 0.2	$ 0.2	$ 0.1	$ -	$ 0.1	$ 0.5	$ 0.4
Income before income taxes	$ 3.3	$ 12.6	$ 3.5	$ 3.6	$ 4.5	$ 4.3	$ 5.3	$ 15.9	$ 17.7
Capital spending	$ 36.2	$ 29.8	$ 8.1	$ 7.7	$ 6.4	$ 4.1	$ 6.3	$ 26.3	$ 24.5

* The above information was prepared by NN, Inc. based on unaudited and unreviewed Autocam Corporation internal reports provided to NN, Inc. by Autocam. Autocam Corporation has not reviewed or endorsed this data as presented above. This data should be considered as forward-looking estimates and as such actual results could differ materially from the data presented herein. Please see the cautionary note regarding forward-looking statements on slide 2 of this presentation. NN does not intend, and undertakes no obligation, to update this information.

10

Autocam Recent Historical Data*

EBITDA Calculation Years Ending 12/31 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 LTM LTM

($ in millions) 2012 2013 6/30/2013 9/30/2013 12/31/2013 3/31/2014 6/30/2014 3/31/2014 6/30/2014

Income before income taxes

$ 3.3 $ 12.6 $ 3.5 $ 3.6 $ 4.5 $ 4.3 $ 5.3 $ 15.9 $ 17.7

Depreciation and amortization

$ 13.6 $ 16.6 $ 4.0 $ 4.2 $ 4.5 $ 4.9 $ 5.0 $ 17.6 $ 18.6

Interest expense

$ 2.0 $ 2.7 $ 0.7 $ 0.7 $ 0.7 $ 0.7 $ 0.7 $ 2.8 $ 2.8

China JV dividends received

$ 1.8 $ 1.5 $—$ 1.5 $—$—$—$ 1.5 $ 1.5

Divestiture costs

$—$—$—$—$—$—$ 0.2 $—$ 0.2

Other excludable losses (gains)

$ 0.5 $ 0.7 $ 0.1 $ 0.3 $ 0.1 $—$ 0.2 $ 0.5 $ 0.6

Adjusted EBITDA

$ 21.2 $ 34.1 $ 8.3 $ 10.3 $ 9.8 $ 9.9 $ 11.4 $ 38.3 $ 41.4

* The above information was prepared by NN, Inc. based on unaudited and unreviewed Autocam Corporation internal reports provided to NN, Inc. by Autocam. Autocam Corporation has not reviewed or endorsed this data as presented above. This data should be considered as forward-looking estimates and as such actual results could differ materially from the data presented herein. Please see the cautionary note regarding forward-looking statements on slide 2 of this presentation. NN does not intend, and undertakes no obligation, to update this information.